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                                                                    EXHIBIT 10.8

                                   REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "AGREEMENT"), dated as of May 8, 1998, is entered into by and among Software Technologies Corporation, a California corporation (the "COMPANY"), the purchasers listed on Exhibit A attached hereto (collectively, the "PURCHASERS") and the investors listed on Exhibit B attached hereto (collectively, the "INVESTORS"). The Purchasers and the Investors are collectively referred to as the "SHAREHOLDERS".

                                 R E C I T A L S

        A. The Purchasers and the Company are parties to a Preferred Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT").

        B. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

        C. The Purchasers and the Company desire that the transactions contemplated by the Purchase Agreement be consummated.

        D. The Investors and the Company are parties to that certain Registration Rights Agreement dated as of June 20, 1996 (the "1996 RIGHTS AGREEMENT").

        E. The Investors and the Company desire that the Investors agree not to exercise any rights they have pursuant to the 1996 Rights Agreement and that, in lieu thereof, the Investors be granted the rights hereunder.

        NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

        1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

           "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           "COMMON STOCK" shall mean the common stock of the Company.

           "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           "HOLDER" shall mean any holder, or an assignee under Section 15 hereof, of outstanding Registrable Securities.

           "INITIATING HOLDERS" shall mean any Holders who in the aggregate are Holders of fifty percent (50%) or more of the outstanding Registrable Securities.

           The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

           "REGISTRABLE SECURITIES" shall mean shares of Common Stock (i) issued or issuable pursuant to the conversion of the Shares, (ii) held by the Investors as of the date hereof, (iii) held by the Purchasers, and (iv) issued in respect of securities described in (i), (ii) or (iii) above upon any stock split, stock dividend, recapitalization, substitution, or similar event; provided, however, that Registrable Securities shall not include any (a) shares of Common Stock which have previously been registered, (b) shares of Common Stock which have previously been sold to the public, or (c) securities which would otherwise be Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period pursuant to Rule 144 if such securities then held by such Holder constitute less than one percent of the Company's outstanding equity securities.

           "REGISTRATION EXPENSES" shall mean all expenses (excluding underwriting discounts and selling commissions) incurred in connection with a registration under Sections 5, 6 and 8 hereof, including all registration and filing fees, printing expenses, accounting fees, fees and disbursements of counsel for the Company and blue sky fees and expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

           "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 3 hereof.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

           "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and expenses of counsel for the selling shareholders.

           "SHARES" shall mean shares of the Company's Series A Preferred Stock and Series B Preferred Stock.

        2. Restrictions on Transferability. The Restricted Securities held by the Shareholders shall not be transferred except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act or, in the case of Section 16 hereof, to assist in an orderly distribution. Each Shareholder will cause any proposed transferee of



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Restricted Securities held by that Shareholder to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Agreement.

        3. Restrictive Legend. Each certificate representing (i) the Shares,
(ii) shares of the Company's Common Stock issued upon conversion of the Shares,
(iii) any other shares of Common Stock held as of the date hereof by the Investors or the Purchasers and (iv) any other securities issued in respect of the securities described in (i), (ii) or (iii) above upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

            Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either the opinion referred to in Section 4(i) or the "no-action" letter referred to in Section 4(ii) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, unless any such transfer legend may be removed pursuant to Rule 144(k), in which case no such opinion or "no-action" letter shall be required, and provided that the Company shall not be obligated to remove any such legends prior to the date of the initial public offering of the Company's Common Stock under the Securities Act.

        4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 5, 6 and 8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except for a transfer to a holder's spouse, ancestors, descendants or a trust for any of their benefit or to a holder's limited partners or other affiliates in a distribution without consideration) by either (i) a written


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

opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company provided, however, no such opinion or no action letter will be required if such transfer is in compliance with Rule 144 under the Securities Act. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend after the date of the Company's initial public offering under the Securities Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the Act or if such legend is no longer required pursuant to Rule 144(k).

        5. Requested Registration.

           (a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to at least 25% of the Registrable Securities originally issued to the Initiating Holders (or such lesser number of Registrable Securities which would result in an aggregate offering of at least $15,000,000), the Company will:

                  (i) promptly, but in any event within ten (10) days thereafter, give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within ten
           (10) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
           Section 5:

                      (A) In any particular jurisdiction in which the Company
               would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already



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               subject to service in such jurisdiction and except as may be required by the Securities Act; or

                      (B) After the Company has effected two (2) such
               registrations pursuant to this Section 5(a) and such registrations have been declared or ordered effective; or

                      (C) Prior to six (6) months following the closing of the
               initial offering to the public of the Company's stock pursuant to a firm commitment registered underwriting for the account of the Company (the "PUBLIC OFFERING").

        Subject to the foregoing clauses (A), (B), and (C), the Company shall file with the Commission a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the time filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing (but not more than twice during any twelve (12) month period) for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders.

        The registration statement filed pursuant to the request of the Initiating Holders, may, subject to the provisions of Section 5(b) below, include other securities of the Company which are held by officers or directors of the Company or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no right to include any of its securities in any such registration except as provided in Section 5(b) below.

        (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5, and the Company shall include such information in the written notice referred to in Section 5(a)(i) above. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

        If officers or directors of the Company shall request inclusion of securities of the Company other than Registrable Securities in any registration pursuant to Section 5, or if holders of securities of the Company who are entitled by contract with the Company to have securities included in such a registration (such officers, directors, and other shareholders being collectively referred to as



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

the "OTHER SHAREHOLDERS") request such inclusion, the Initiating Holders shall (subject to the limitations set forth below), on behalf of all Holders, offer to include the securities of such Other Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters (the "UNDERWRITER") selected for such underwriting by the Company which underwriter shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 5, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following priority: first, among all Holders of Registrable Securities (and pro rata among such holders on the basis of all Registrable Securities then held by such holders) and second, among all Other Shareholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities or securities held by Other Shareholders excluded or withdrawn from such underwriting shall be withdrawn from such registration. If the Underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the Underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

        6. Company Registration.

           (a) If the Company shall determine to register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                  (i) promptly give to each Holder written notice thereof; and

                  (ii) include in such registration, and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests made by any Holder within ten (10) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities.




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        (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to
Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for underwriting by the Company. Notwithstanding any other provision of this Section 6, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting by persons other than the Company shall be allocated in the following priority: first, among all Holders of Registrable Securities (and pro rata among such holders on the basis of all Registrable Securities then held by such holders) and second, among all Other Shareholders in proportion, as nearly as practicable, to the amounts of securities which they had requested to be included in such registration at the time of filing the registration statement, provided that, notwithstanding the foregoing, the executive officers of the Company shall be entitled to include not less than an aggregate of 200,000 shares of Common Stock (as adjusted for stock splits and like events) in the first public offering by the Company that includes shares for the account of any shareholder. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the Underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by the holders of a majority of the Registrable Securities held by the Initiating Holders requesting such registration, the registration statement does not become effective, unless such withdrawal is caused by a material adverse change in the business, operations or prospects of the Company after such request for registration, or unless the Initiating Holders agree to have such registration considered a registration pursuant to Section 5(a)(ii)(B). If the Company is not required to pay any Registration Expenses, then the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and such registration shall not be considered a registration for purposes of Section 5(a)(ii)(B).



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


        8. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3, and to that end, the Company shall comply with the reporting requirements of the Exchange Act promptly following the effective date of the first registration of any securities of the Company for a registered public offering. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such holder), subject only to the following limitations:

                  (i) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to one hundred eighty (180) days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule
           145), provided that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period;

                  (ii) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to expiration of one hundred eighty (180) days following the effective date of the most recent registration pursuant to a request by Initiating Holders under this Agreement; provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such one hundred eighty (180) day period;

                  (iii) The Company shall not be required to effect a registration pursuant to this Section 8 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $5,000,000;

                  (iv) The Company shall not be required to effect a registration pursuant to this Section 8 prior to expiration of twelve
           (12) months following the effective date of the most recent registration on Form S-3 pursuant to this Agreement; and

                  (v) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding ninety
           (90) days from the effective date thereof.

           The Company shall give notice to all Holders and all holders of registration rights under any other agreement of the Company granting Form S-3 or similar demand registration rights of the receipt of a request for registration pursuant to this Section 8 and shall provide a reasonable opportunity for all such other holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of



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

           disposition. In the event the Underwriter determines that market factors require a limitation on the number of shares to be underwritten, then shares shall be excluded from such registration and underwriting pursuant to the method described in Section 5(b).

        9. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised as to the initiation of such registration and as to the completion thereof. At its expense, the Company will:

            (a) Keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

            (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

            (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Sections 5, 6 and 8 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions; and

            (d) Take such customary and reasonable actions as the Holders of at least a majority of the Registrable Securities being sold and the underwriters, if any, reasonably request in order to facilitate the disposition of such Registrable Securities.

        10. Indemnification.

            (a) The Company will indemnify and hold harmless each Holder, each of its officers, directors, partners and members and each person controlling such Holder, if Registrable Securities held by such Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation thereunder relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and members and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and



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

any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, as such expenses are incurred provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

            (b) Each Holder and Other Shareholder will, if Registrable Securities or other securities held by such holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and the rules and regulations thereunder, each other such Holder and Other Shareholder and each of their officers, directors, partners and members and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof), whether joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, agents, partners, members, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use therein. In no event shall the liability of a Holder or Other Shareholder for indemnification under this Section 10 exceed the proceeds received by such Holder or Other Shareholder in the offering.

            (c) Each party entitled to indemnification under this Section 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent the Indemnifying Party is prejudiced thereby, and provided further, however, that an indemnified party (together with all other indemnified parties) shall have the right to retain one separate counsel, with the reasonable



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


fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing provisions of this Section 10, to the extent that any provision contained in the underwriting agreement entered into in connection with the underwritten public offering related to any such claim for indemnification or contribution are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f) The obligations of the Company and the Holders and Other Shareholders under this Section 10 shall survive the completion of any offering of Registrable Securities pursuant to this Agreement, and otherwise.

        11. Information by Holder. Each Holder and each Other Shareholder holding securities included in any registration shall furnish to the Company such information regarding such Holder or Other Shareholder as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        12. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of more than 50% of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equal to or more favorable than the registration rights granted to Holders in Section 6 above.

        13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

            (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements and to take all such other reasonable actions so that the Company will qualify for use of Form S-3;

            (c) So long as a Shareholder owns any Restricted Securities, furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

        14. No-Action Letter or Opinion of Counsel in Lieu of Registration. Notwithstanding anything in this Agreement to the contrary, if at any time after the date of the Company's initial public offering of its securities under the Securities Act the Company shall have obtained from the Commission a "no-action" letter in which the Commission has indicated that it will take no action if, without registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for registration made under this Agreement in the manner in which such Holder proposes to dispose of the Registrable Securities included in such request, or if in the opinion of counsel for the Company concurred in by counsel for such Holder no registration under the Securities Act is required in connection with such disposition, the Registrable Securities included in such request shall not be eligible for registration under this Agreement; provided, however, with respect to any Holder who may deemed to be an "affiliate," as that term is defined under Rule 144, if, notwithstanding the opinion of such counsel, the Holder is unable to dispose of all of the Registrable Securities included in his request in the manner in which such Holder so proposes without registration, the Registrable Securities included in such request shall be eligible for registration under this Agreement.

        15. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities under Sections 5, 6 and 8 hereof may be transferred or assigned by a Shareholder to its partners, former partners and affiliates of such Shareholder and to persons holding at least

150,000 shares (as adjusted for stock splits and like events) of Registrable Securities ("PERMITTED TRANSFEREES"), provided that the Company is given written notice by such Shareholder prior to the time of said transfer or assignment, stating the name and address of said Permitted Transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the Permitted Transferee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company; and provided further that the Permitted Transferee of such rights assumes the obligations of a Shareholder under this Agreement.

        16. "Market Stand-off" Agreement. Each Shareholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder (other than any securities purchased in the public market or directly from the underwriters of such offering) during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act with respect to the Company's initial public offering (other than any shares sold in such offering), provided that all executive officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said period.

        17. Right of First Refusal.

            (a) New Issuances. The Company hereby grants to the Shareholders the right of first refusal (the "RIGHT OF FIRST REFUSAL") to purchase, pro rata, all (or any part) of "NEW SECURITIES" (as defined in this Section 17) that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (X) the sum of the number of shares of Common Stock then owned by such Shareholder and the number of shares of Common Stock issuable upon the conversion of the Shares then owned by such Shareholder, to (Y) the sum of the total number of shares of Common Stock then outstanding and the total number of shares of Common Stock issuable upon the conversion of all outstanding convertible securities or upon the exercise of all options then outstanding. This right of first refusal shall be subject to the following provisions:

                  (i) "NEW SECURITIES" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, exercisable for or convertible into Common Stock or Preferred Stock; provided, however, that "NEW SECURITIES" does not include the following:

                      (A) Shares issued pursuant to the Purchase Agreement;

                      (B) shares of Common Stock issuable upon conversion of the Shares issued pursuant to the Purchase Agreement;

                      (C) up to 4,000,000 shares of Common Stock issued on or after the date hereof (including any shares issued upon the exercise of options outstanding on the date hereof) to employees, consultants, directors or equipment lessors in accordance with plans or arrangements approved by the Board of Directors (it being understood that any such shares or options that are canceled or otherwise returned unexercised to the corporation or repurchased by the corporation, shall not count against such share limit), provided that beginning on the date of the Series B Closing (as defined in the Purchase Agreement) such share number shall be increased to 6,000,000 (including any shares issued upon the exercise of options outstanding on the date hereof) and, provided further that the number of shares which may be issued pursuant to this
Section 17(a)(i)(C) may be increased by the Board of Directors including the affirmative vote of each of the directors elected pursuant to the first sentence of Section 4(b) of the Company's Restated Articles of Incorporation; or

                      (D) shares of Common Stock issued in connection with any stock dividend or distribution by the Company on the Shares (or on the Common Stock if the conversion price for the Shares is adjusted pursuant to the Company's Restated Articles of Incorporation).

                  (ii) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Shareholder written notice of its intention, describing the type of New Securities, the price, and the general terms (including the number of New Securities expected to be offered) upon which the Company proposes to issue the same. Each Shareholder shall have ten (10) days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                  (iii) In the event that the Shareholders fail to exercise in full the right of first refusal within the ten (10) day period specified above, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities respecting which the rights of the Shareholders were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Shareholders in the manner provided above.

                  (iv) The Right of First Refusal granted under this Section 17 shall expire immediately prior to the closing of the Public Offering and shall not apply to any shares sold in such offering.

                  (v) This Right of First Refusal is nonassignable, except that any Shareholder may assign or apportion such rights among its general partners or affiliates provided that such action shall not extend any notice period or delay the closing of the transaction.

                  (vi) This Right of First Refusal shall terminate as to any Shareholder (or any transferee or assignee of such Shareholder) at such time as such Shareholder ceases to own any Shares or Registrable Securities.

        18. Termination of Rights. The provisions of this Agreement shall terminate upon the first to occur of (a) the fifth anniversary of the date that all of the outstanding Shares were converted into Common Stock; and (b) as to any Holder on the date on which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its shares under Rule 144) may be sold pursuant to Rule 144 in any three (3) month period, provided that such shares represent less than one percent (1%) of the Company's then outstanding equity securities.

        19. Governing Law. This Agreement and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Agreement.

        20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        21. Termination of Rights Under Prior Agreement. Each of the Investors hereby acknowledges and agrees not to exercise any rights of such Investor pursuant to the 1996 Rights Agreement on or after the date hereof. Each Investor agrees to terminate any rights such Investor may have under the 1996 Rights Agreement if requested by the Company.

        22. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger or by overnight courier service, addressed (a) if to a Shareholder, at the address set forth on Exhibit A or Exhibit B attached hereto, or at such other address as the Shareholder shall have furnished to the other parties hereto in writing, or (b) if to any other holder of any securities, at such address as such holder shall have furnished the other parties hereto in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the other parties hereto in writing.

        23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        24. Attorney's Fees. If any party hereto brings an action against another party hereto to enforce its rights under this Agreement, the party prevailing in such action will be entitled to the reasonable attorneys' fees and expenses of counsel and court costs and other out-of-pocket expenses incurred by reason of such action.

        25. Severability. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remaining provisions of this Agreement shall be unaffected and shall continue in full force and effect.

        26. Amendments. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Shareholders (or their assignees to whom Shareholders have expressly assigned their rights in compliance with Section 15 hereof) who then hold at least a majority of the Registrable Securities then held by persons entitled to registration rights hereunder, provided further, any such amendment, waiver or modification applies by its terms to each applicable Shareholder and each Permitted Transferee and, provided further, that a Shareholder or Permitted Transferee hereunder may waive any of such Holder's rights or the Company's obligations hereunder without obtaining the consent of any other Shareholder or Permitted Transferee.

                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                                SOFTWARE TECHNOLOGIES CORPORATION


                                By: /s/ JAMES T. DEMETRIADES
                                    -------------------------------------------
                                    James T. Demetriades, Chairman,
                                    Chief Executive Officer and President


                                Address:  404 East Huntington Drive
                                          Monrovia, CA  91016


                                INVESTOR


                                STORIE PARTNERS, L.P.


                                By: /s/ STEVEN A. LEDGER
                                    -------------------------------------------
                                Steven A. Ledger, General Partner

                                PURCHASERS


                                NORWEST VENTURE PARTNERS VI, L.P.


                                By: Itasca VC Partners VI, LLP,
                                    Its General Partner


                                By: /s/ GEORGE J. STILL
                                    -------------------------------------------
                                    George J. Still, Jr., General Partner


                                IMPRIMIS SB, L.P.


                                By: Imprimis SB G.P., LLC
                                    Its General Partner


                                By: /s/ ROBERT HOLTZ
                                    -------------------------------------------
                                    Robert Holtz, Vice President




                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 INSIGHT CAPITAL PARTNERS II, L.P.


                                 By: InSight Venture Associates II, LLC
                                     Its General Partner


                                 By: /s/ JEFFREY HORING
                                    -------------------------------------------
                                    Jeffrey Horing, Member



                                 INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.


                                 By: InSight Venture Associates II, LLC
                                     Its General Partner


                                 By: /s/ JEFFREY HORING
                                    -------------------------------------------
                                    Jeffrey Horing, Member




                                 INTEGRAL CAPITAL PARTNERS IV, L.P.

                                 By: Itasca Capital Management IV, LLC
                                     Its General Partner


                                 By: /s/ PAMELA K. HAGENAH
                                    -------------------------------------------
                                    Pamela K. Hagenah, A Manager




                  [remainder of page intentionally left blank]




                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 PURCHASERS (SECOND CLOSING)


                                 /s/ MARGARET L. TAYLOR
                                 ----------------------------------------------
                                 Margaret L. Taylor

                                 David A. Duffield Trust dated 7/14/88

                                 By: /s/ DAVID A. DUFFIELD
                                    -------------------------------------------
                                    David A. Duffield, Trustee

                                 /s/ ROBERT TYSON PARDUE
                                 ----------------------------------------------
                                 Robert Tyson Pardue

                                 /s/ JOHN LOAR
                                 ----------------------------------------------
                                 John Loar


                                 JBTC Trust


                                 By: /s/ JAMES J. BOZZINI
                                    -------------------------------------------
                                    James J. Bozzini, Trustee

                                 /s/ RICHARD BERGQUIST
                                 ----------------------------------------------
                                 Richard Bergquist

                                 /s/ TERRY Y. LEE
                                 ----------------------------------------------
                                 Terry Y. Lee

                                 /s/ CHARLES PHILLIPS
                                 ----------------------------------------------
                                 Charles Phillips

                                 /s/ GEORGE BATTLE
                                 ----------------------------------------------
                                 George Battle


                                 WS Investment Company 98A


                                 By: /s/ JEFFREY SAPER
                                    -------------------------------------------


                                 Title: Member
                                       ----------------------------------------




                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 /s/ JEFFREY D. SAPER
                                 ----------------------------------------------
                                 Jeffrey D. Saper


                                 WSGR Retirement Plan fbo
                                 J. Robert Suffoletta


                                 By: /s/ MARIO M. ROSATI
                                    -------------------------------------------
                                    Mario M. Rosati, Trustee


                                 By: /s/ DOUGLAS M. LAURICE
                                    -------------------------------------------
                                 Douglas M. Laurice, Trustee

                                 G&H Partners


                                 By: /s/ G & H PARTNERS
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Trilogy Partners, L.P.


                                 By: /s/ TRILOGY PARTNERS
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Stanford University


                                 By: /s/ STANFORD UNIVERSITY
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 PURCHASERS (THIRD CLOSING)


                                 /s/ PETER DUNNING
                                 ----------------------------------------------
                                 Peter Dunning

                                 /s/ RAYMOND J. LANE
                                 ----------------------------------------------
                                 Raymond J. Lane

                                 /s/ STEVE PERKINS
                                 ----------------------------------------------
                                 Steve Perkins

                                 /s/ CHARLES PHILLIPS
                                 ----------------------------------------------
                                 Charles Phillips

                                 /s/ ROEL PIEPER
                                 ----------------------------------------------
                                 Roel Pieper

                                 /s/ ROBERT W. SHAW
                                 ----------------------------------------------
                                 Robert W. Shaw



                                 1997 Edward J. Sanderson, Jr. and
                                 Susan C. Sanderson
                                 Revocable Trust dated October 1, 1997

                                 /s/ EDWARD J. SANDERSON
                                 ----------------------------------------------
                                 Edward J. Sanderson Jr., Trustee

                                 /s/ SUSAN C. SANDERSON
                                 ----------------------------------------------
                                 Susan C. Sanderson, Trustee

                                 AC II Technology (ACT II) B.V.


                                 By: /s/ AC II TECHNOLOGY
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                        SOFTWARE TECHNOLOGIES CORPORATION

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT



        This Amendment (the "AMENDMENT") to Registration Rights Agreement is made as of February 23, 1999 by and among Software Technologies Corporation, a California corporation (the "COMPANY"), the Shareholders (as defined below) and the New Investors listed on Exhibit A hereto (the "NEW INVESTORS").

                                    RECITALS

        A. The Company, the holders of the Company's Series A Preferred Stock and certain other holders of the Company's Common Stock (collectively, the "SHAREHOLDERS") are parties to that certain Registration Rights Agreement dated as of May 8, 1998 (the "RIGHTS AGREEMENT").

        B. The Company proposes to sell an aggregate of 1,201,633 shares of its Common Stock (the "COMMON SHARES") to the New Investors pursuant to that certain Common Stock Purchase Agreement dated as of the date hereof (the "COMMON STOCK PURCHASE AGREEMENT").

        C. The Company and the Shareholders desire that the Company sell the Common Shares to the New Investors and that the Rights Agreement be amended as set forth herein.

        D. Pursuant to Section 12 of the Rights Agreement, the Company may not grant further registration rights without the written consent of the Holders of a majority of the then outstanding Registrable Securities (as defined therein), subject to certain limited exceptions.

        E. Pursuant to Section 26 thereof, the Rights Agreement may be amended upon the written consent of the Company and the holders of at least a majority of the Registrable Securities (as defined therein) then held by persons entitled to registration rights thereunder.

        F. The Company and Shareholders holding not less than the minimum number of shares required to amend the Rights Agreement hereby consent in writing to this Amendment.

                                    AGREEMENT

        1. Amendment of Rights Agreement. The Rights Agreement is hereby amended as follows:

           (a) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Shares" and the term "Registrable Securities" shall include the Common Shares issued pursuant to the Common Stock Purchase Agreement.

           (b) For all purposes of the Rights Agreement (as amended by this Amendment), the term "Purchasers" shall include the New Investors.

           (c) Section 18 of the Rights Agreement is amended to provide in full as follows:

               "Termination of Rights. The provisions of this Agreement (except for Section 16 hereof) shall terminate upon the first to occur of (a) the fifth anniversary of the date that all of the outstanding Shares were converted into Common Stock; and (b) as to any Holder on the date on which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its shares under Rule 144) may be sold pursuant to Rule 144 in any three (3) month period, provided that such shares represent less than one percent (1%) of the Company's then outstanding equity securities."

        2. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

        3. Entire Agreement. The Rights Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Rights Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        4. Full Force and Effect. Except as amended hereby, the Rights Agreement shall remain in full force and effect.

        5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.









                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]


        IN WITNESS WHEREOF, the undersigned have executed this Amendment to Registration Rights Agreement as of the date set forth above.



                                 "COMPANY"

                                 SOFTWARE TECHNOLOGIES CORPORATION



                                 By: /s/ JAMES T. DEMETRIADES
                                    -------------------------------------------
                                    James T. Demetriades
                                    President and Chief Executive Officer


                                 Address: 404 E. Huntington Drive
                                          Huntington, CA 91016


                                 "SHAREHOLDERS"


                                 NORWEST VENTURE PARTNERS VI, LLP


                                 By: Itasca VC Partners VI, LLP
                                     its General Partner


                                 By: /s/ GEORGE J. STILL
                                    -------------------------------------------
                                    George J. Still, Jr., General Partner

                                 Address:  245 Lytton Avenue, Suite 250
                                           Palo Alto, CA  94301
                                           Attn:  George J. Still, Jr.


                                 IMPRIMIS SB, L.P.

                                 By:  Imprimis SB G.P., LLC
                                      its General Partner


                                 By: /s/ ROBERT HOLTZ
                                    -------------------------------------------
                                    Robert Holtz, Vice President


                                    Address:  c/o Wexford Management LLC
                                              411 West Putnam Avenue
                                              Greenwich, CT  06830
                                              Attn:  Robert Holtz



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                 INSIGHT CAPITAL PARTNERS II, L.P.


                                 By: InSight Venture Associates II, LLC
                                     its General Partner


                                 By: /s/ JEFFREY HORING
                                    -------------------------------------------
                                    Jeffrey Horing, Member


                                 Address: 122 E. 42nd, Suite 2300
                                          New York, NY 10168
                                          Attn:  Jeffrey Horing


                                 INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.


                                 By: InSight Venture Associates II, LLC
                                     its General Partner


                                 By: /s/ JEFFREY HORING
                                    -------------------------------------------
                                    Jeffrey Horing, Member


                                 Address: 122 E. 42nd, Suite 2300
                                          New York, NY 10168
                                          Attn:  Jeffrey Horing


                                 INTEGRAL CAPITAL PARTNERS IV, L.P.

                                 By: Integral Capital Management IV, LLC
                                     its General Partner


                                 By: /s/ PAMELA K. HAGENAH
                                    -------------------------------------------
                                    Pamela K. Hagenah, A Manager

                                 Address: 2750 Sand Hill Road
                                          Menlo Park, California  94025
                                          Attn: Pamela K. Hagenah

                                 STORIE PARTNERS, L.P.


                                 By: Steven A. Ledger
                                     its General Partner

                                     /s/ STEVEN A. LEDGER
                                     ------------------------------------------
                                     Steven A. Ledger, General Partner


                                 Address: 100 Pine Street, Suite 2700
                                          San Francisco, California 94111




         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                 /s/ MARGARET L. TAYLOR
                                 ----------------------------------------------
                                 MARGARET L. TAYLOR

                                 Address: PeopleSoft, Inc.
                                          4440 Rosewood Drive
                                          Pleasanton, California  94588


                                 WS INVESTMENT COMPANY 98A


                                 By: /s/ JEFFREY D. SAPER
                                    -------------------------------------------
                                    Jeffrey D. Saper, Partner

                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304
                                          Attn:  Jim Terranova

                                 /s/ JEFFREY D. SAPER
                                 ----------------------------------------------
                                 JEFFREY D. SAPER

                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304


                                 WS RETIREMENT PLAN FBO J. ROBERT SUFFOLETTA


                                 By: /s/ MARIO M. ROSATI
                                     ------------------------------------------
                                     Mario M. Rosati, Trustee

                                 By: /s/ DOUGLAS M. LAURICE
                                    -------------------------------------------
                                    Douglas M. Laurice, Trustee


                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304
                                          Attn:  Jim Terranova


                                 DAVID A. DUFFIELD TRUST DATED 7/14/88


                                 By: /s/ DAVID A. DUFFIELD
                                    -------------------------------------------
                                    David A. Duffield, Trustee


                                 Address: PeopleSoft, Inc.
                                          4440 Rosewood Drive
                                          Pleasanton, California  94588



         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                 /s/ ROBERT TYSON PARDUE
                                 ----------------------------------------------
                                 ROBERT TYSON PARDUE


                                 Address: PeopleSoft, Inc.
                                          c/o Margaret Taylor
                                          4440 Rosewood Drive
                                          Pleasanton, California 94588


                                 JBTC TRUST


                                 By: /s/ JAMES J. BOZZINI
                                    -------------------------------------------
                                    James J. Bozzini, Trustee


                                 Address: PeopleSoft, Inc.
                                          c/o James J. Bozzini
                                          4440 Rosewood Drive
                                          Pleasanton, California 94588

                                 /s/ JOHN LOAR
                                 ----------------------------------------------
                                 JOHN LOAR

                                 Address: PeopleSoft, Inc.
                                          c/o Margaret Taylor
                                          4440 Rosewood Drive
                                          Pleasanton, California 94588


                                 LYNN AND RICHARD BERGQUIST 1997
                                 FAMILY TRUST DATED OCTOBER 23, 1997

                                 /s/ LYNN BERGQUIST
                                 ----------------------------------------------
                                 Lynn Bergquist, Trustee

                                 /s/ RICHARD BERGQUIST
                                 ----------------------------------------------
                                 Richard Bergquist, Trustee


                                 Address: 460 Castanya Court
                                          Danville, California  94526





         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                 /s/ TERRY Y. LEE
                                 ----------------------------------------------
                                 TERRY Y. LEE


                                 Address:




                                 /s/ GEORGE BATTLE
                                 ----------------------------------------------
                                 GEORGE BATTLE

                                 Address: 1065 Sterling Avenue
                                          Berkeley, California 94708

                                 G&H PARTNERS

                                 By: /s/ G&H PARTNERS
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Address: c/o Gunderson Dettmer Stough
                                          Villeneuve Franklin & Hachigian, LLP
                                          155 Constitution Drive
                                          Menlo Park, California 94025


                                 TRILOGY PARTNERS, L.P.


                                 By: /s/ TRILOGY PARTNERS
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 Address: c/o William Patterson
                                          Piper Jaffray
                                          222 Ninth Street
                                          Minneapolis, MN 55402


                                 STANFORD UNIVERSITY

                                 By: /s/ CAROL GILMER
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 Address: Carol Gilmer
                                          2770 Sand Hill Road
                                          Menlo Park, California 94025




         [SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

                                 /s/ PETER DUNNING
                                 ----------------------------------------------
                                 PETER DUNNING

                                 Address: 543 Gramercy Drive
                                          Marietta, Georgia  30068

                                 /s/ RAYMOND J. LANE
                                 ----------------------------------------------
                                 RAYMOND J. LANE

                                 Address: 127 Alta Vista
                                          Atherton, California 94027-6401

                                 /s/ STEVE PERKINS
                                 ----------------------------------------------
                                 STEVE PERKINS

                                 Address: 421 Timberbranch Parkway
                                          Alexandria, Virginia 22302

                                 /s/ CHARLES PHILLIPS
                                 ----------------------------------------------
                                 CHARLES PHILLIPS

                                 Address:




                                 /s/ ROEL PIEPER
                                 ----------------------------------------------
                                 ROEL PIEPER

                                 Address: P.O. Box 77900
                                          1070 MX Amsterdam
                                          The Netherlands

                                 /s/ ROBERT W. SHAW
                                 ----------------------------------------------
                                 ROBERT W. SHAW

                                 Address: 23 Teaberry Lane
                                          Tiburon, California 94920




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

                                 1997 EDWARD J. SANDERSON, JR. AND
                                 SUSAN C. SANDERSON
                                 REVOCABLE TRUST DATED 10/1/97

                                 /s/ EDWARD J. SANDERSON
                                 ----------------------------------------------
                                 Edward J. Sanderson, Trustee

                                 /s/ SUSAN C. SANDERSON
                                 ----------------------------------------------
                                 Susan C. Sanderson, Trustee

                                 Address: 2327 Hale Drive
                                          Burlingame, California 94010


                                 AC II TECHNOLOGY (ACT II) B.V.

                                 By: /s/ AC II TECHNOLOGY
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Address: c/o Andersen Consulting
                                          1661 Page Mill Road
                                          Palo Alto, California 94304




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
                                 "NEW INVESTORS"


                                 STORIE PARTNERS, L.P.

                                 By: Steven A. Ledger
                                     its General Partner

                                     /s/ STEVEN A. LEDGER
                                     ------------------------------------------
                                     Steven A. Ledger, General Partner


                                 Address: 100 Pine Street, Suite 2700
                                          San Francisco, California 94111


                                 /s/ ROBERT A. NAIFY
                                 ----------------------------------------------
                                 ROBERT A. NAIFY


                                 Address: 172 Golden Gate Avenue
                                          San Francisco, CA 94102


                                 /s/ MARSHALL NAIFY
                                 ----------------------------------------------
                                 MARSHALL NAIFY

                                 Address: c/o Robert A. Naify
                                          172 Golden Gate Avenue
                                          San Francisco, CA 94102

                                 /s/ SALAH M. HASSANEIN
                                 ----------------------------------------------
                                 SALAH M. HASSANEIN

                                 Address: 2318 Ocean Front
                                          Del Mar, CA 92014





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

                                 THE TODD-AO CORPORATION

                                 By: /s/ SALAH HASSANEIN
                                    -------------------------------------------
                                 Title:
                                       ----------------------------------------

                                 Address: 900 N. Seward Street
                                          Hollywood, CA 90038
                                          Attn: Randy Strickley



                                 LYNN AND RICHARD BERGQUIST 1997 FAMILY TRUST
                                 DATED OCTOBER 23, 1997

                                 /s/ LYNN BERGQUIST
                                 ----------------------------------------------
                                 Lynn Bergquist, Trustee

                                 /s/ RICHARD BERGQUIST
                                 ----------------------------------------------
                                 Richard Bergquist, Trustee

                                 Address: 460 Castanya Court
                                          Danville, California  94526


                                 JBTC TRUST

                                 By: /s/ JAMES J. BOZZINI
                                    -------------------------------------------
                                    James J. Bozzini, Trustee


                                 Address:
                                           PeopleSoft, Inc.
                                           c/o James J. Bozzini
                                           4440 Rosewood Drive
                                           Pleasanton, California 94588


                                 1997 EDWARD J. SANDERSON, JR. AND
                                 SUSAN C. SANDERSON REVOCABLE TRUST
                                 DATED 10/1/97

                                 /s/ EDWARD J. SANDERSON
                                 ----------------------------------------------
                                 Edward J. Sanderson, Trustee

                                 /s/ SUSAN C. SANDERSON
                                 ----------------------------------------------
                                 Susan C. Sanderson, Trustee


                                 Address: 2327 Hale Drive
                                          Burlingame, California 94010





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

                                 /s/ ROBERT W. SHAW
                                 ----------------------------------------------
                                 ROBERT W. SHAW


                                 Address: 23 Teaberry Lane
                                          Tiburon, California 94920


                                 WS INVESTMENT COMPANY 98A

                                 By: /s/ JEFFREY D. SAPER
                                    -------------------------------------------
                                    Jeffrey D. Saper, Partner


                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304
                                          Attn:  Jim Terranova

                                 /s/ JEFFREY D. SAPER
                                 ----------------------------------------------
                                 JEFFREY D. SAPER


                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304

                                 /s/ J. ROBERT SUFFOLETTA
                                 ----------------------------------------------
                                 J. ROBERT SUFFOLETTA


                                 Address: 650 Page Mill Road
                                          Palo Alto, California 94304





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